Exhibit 10.16


Benjamin P. Deutsch                              November 3, 1999
Direct Dial: 212-973-8014


VIA FACSIMILE

Leslie Trager, Esquire
Morley and Trager
230 Park Avenue -- Suite 935
New York, New York 10169

Mr. Arthur R. Medici
10104 High Hill Court
Great Falls, Virginia 22066

                  Re:  Infosafe v. Nagel/Nagel v. Medici
                       98 Civ. 2243 (SWK) and AAA No. 13-160-00500-97

Dear Les and Art:

            Pursuant to our conversation and in connection with the registration statement on Form S-3 filed by Internet Commerce Corp. ("ICC") with the Securities and Exchange Commission on October 22, 1999, the undersigned hereby agree to amend that certain Revised Settlement Agreement between ICC, Arthur R. Medici and Leslie Trager, as attorney for Robert H. Nagel, (the "Revised Settlement Agreement") as herein set forth.

            Paragraph 1(b) of the Revised Settlement Agreement is deleted in its entirety, and new Paragraph 1(b) shall read as follows:

            "22,000 shares of Class A Common Stock of ICC (the "Restricted Shares"), with respect to which ICC has filed with the Securities and Exchange Commission (the "SEC") a registration statement (the "Resale Registration Statement") registering the Restricted Shares for resale. ICC will use its best efforts to cause the Resale Registration Statement to be declared effective by the SEC no later than the close of business on December 1, 1999. If such Resale
            Registration Statement is not declared effective by December 8, 1999, ICC agrees and acknowledges that Nagel retains all rights to seek damages at law or equity in connection with Nagel v. Medici, 98 Civ. 2243 (SWK) and/or

Leslie Trager, Esquire
Mr. Arthur R. Medici
November 3, 1999
Page 2

            unsatisfied amounts owed by ICC to Nagel in connection with Infosafe Systems, Inc. v. Robert H. Nagel, AAA No. 13-160-00500-97; provided, however, that Nagel and Trager shall not under any circumstances, including a breach of this Agreement, have the option or right to return the Restricted Shares to ICC.

            It is agreed, however, that the $60,000 that has been paid pursuant to paragraph 1(a) shall be an offset against any amount owed by ICC arising from the arbitral award in Infosafe Systems, Inc. v. Robert
            H. Nagel, AAA No. 13-160-00500-97. It is also agreed that the fair market value of the Restricted Shares, which shall be determined as of the date of the determination of any damage amount, shall be an offset against any amounts, if any, awarded to Nagel in Nagel v. Medici, 98 Civ. 2243 (SWK).

            Nagel and Trager hereby acknowledge receipt of Certificate No. INU 624 evidencing ownership by Nagel of 16,500 Restricted Shares, and Certificate No. INU 625 evidencing ownership by Leslie Trager of 5,500 Restricted Shares, each such certificate bearing the restrictive legend set forth on the back thereof. If ICC declares a dividend on its Class A Common Stock payable in-kind, or effects a split on such Class A Common Stock (in each case, prior to the effective date of the Resale Registration Statement), Nagel shall be entitled to the same benefits as any other holder of Class A Common Stock.

            Paragraph 2 of the Revised Settlement Agreement is hereby amended by the words "shall be delivered" with the words "has been delivered" and deleting the second sentence in paragraph 2 in its entirety.

            Notwithstanding the foregoing amendment of Paragraphs 1(b) and 2 of the Revised Settlement Agreement, all other terms of the Revised Settlement Agreement shall be unaffected and remain in full force and effect. The Letter Agreement, dated August 26, 1999, between the undersigned and Leslie Trager, attorney for Robert H. Nagel, is hereby superceded by this agreement amending the Revised Settlement Agreement.

            If you agree with the content of this letter, please sign below and return to me as soon as possible.

Leslie Trager, Esquire
Mr. Arthur R. Medici
November 3, 1999
Page 2



                                                 Very truly yours,

                                                 /s/ Benjamin P. Deutsch

                                                   Benjamin P. Deutsch
                                         For SCHNADER HARRISON SEGAL & LEWIS LLP


AGREED:


/s/ Leslie Trager
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Leslie Trager                        (Date)
On behalf of himself and as
Attorney for Respondent/Plaintiff
    Robert H. Nagel


/s/ Arthur R. Medici
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Arthur R. Medici                     (Date)